Delek US Holdings, Inc. June 2013

Safe Harbor Provision 2 Delek US Holdings and Delek Logistics Partners, LP are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. This presentation may contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; management's ability to execute its strategy through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; losses from derivative instruments; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; potential conflicts of interest between our majority unitholder and other unitholders; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward- looking statements.

Delek US Holdings Overview Integrated Downstream Energy Company Operates 140,000 BPD of combined refined production capacity in Texas and Arkansas Refining Segment ) Owned crude/product terminals and pipeline assets in Texas, Arkansas and Tennessee Logistics Segment (1) Approximately 373 convenience stores -- primarily in Tennessee, Alabama and Georgia Retail Segment 3  60,000 BPD  9.5 complexity (1) Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US owns 62.4%, including the 2.0% general partner interest, of DKL.. Tyler Refinery  80,000 BPD  9.0 complexity El Dorado Refinery Strategically Located Refineries Allow For Broad Wholesale and Retail Product Distribution Opportunities Longview Crude Oil Hub  Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstock  373 Stores  Locations in 7 states Retail Delek Logistics (1)  5 Terminals  Approx. 1,000 miles of pipelines  1.7 million bbls crude oil storage capacity

WTI - Midland 84% East Texas 16% Gulf Coast 7% Inland / Local 72% Rail 21% Well Positioned Mid-Continent Refining System 4 Strategically Located Assets Provide Access to Cost-Advantaged Feedstocks Tyler Crude Source (1Q13) El Dorado Crude Source (1Q13) Permian Eagle Ford Woodford 75% of 2013 Crude Slate Expected to Consist of Price-Advantaged Domestic Crudes Up to 45,000 bpd Rail Capacity at El Dorado (1) (1) Rail supplied light crude capability consists of 25,000 bpd of light crude or 12,000 bpd heavy crude offloading that is available at a company owned facility at the El Dorado refinery in 2Q13. In addition, 20,000 bpd light crude capability is currently available via a third party facility adjacent to the El Dorado refinery.

Refining Segment Operational Update

($30.00) ($20.00) ($10.00) $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 J a n -1 0 F e b -1 0 M a r- 1 0 A pr -1 0 M a y -1 0 J u n -1 0 J u l- 1 0 A u g -1 0 S e p -1 0 O c t- 1 0 No v -1 0 De c -1 0 J a n -1 1 F e b -1 1 M a r- 1 1 A pr -1 1 M a y -1 1 J u n -1 1 J u l- 1 1 A u g -1 1 S e p -1 1 O c t- 1 1 No v -1 1 De c -1 1 J a n -1 2 F e b -1 2 M a r- 1 2 A pr -1 2 M a y -1 2 J u n -1 2 J u l- 1 2 A u g -1 2 S e p -1 2 O c t- 1 2 No v -1 2 De c -1 2 J a n -1 3 F e b -1 3 M a r- 1 3 A pr -1 3 M a y -1 3 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel Favorable U.S. Refining Environment Continues (1) 6 Elevated Refined Product Margins and Discounted WTI-Linked Feedstock Favor Delek US (1) Source: Platts; 2013 data is as of May 29, 2013 (2) Crack Spreads: (+/-) Contango/Backwardation 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 (1) (2) (2) WTI 5-3-2 Gulf Coast Crack Spread Per Barrel $24.06 $25.88 $30.39 $27.20 $27.38 $19.49 2Q13

WTI Midland vs. WTI Cushing Crude Pricing ($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 ` Access to Midland Crudes Further Enhances Margins 7 Source: Argus 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13

35,000 52,000 25,000 8,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Base Improved Pipeline Access WTI - Midland East Texas / Other Gasoline 57% LPGs 3% Diesel / Jet 37% Other 3% WTI-Midland 84% East Texas 16% Tyler Refinery Overview 8  Inland PADD III refinery located in East Texas  60,000 bpd, 9.5 complexity  Primarily processes inland light sweet crudes (100% in 1Q13)  94% yield of gasoline, diesel and jet fuel in 1Q13  Cost advantaged refinery primarily processing Midland sourced crude (84% in 1Q13)  Substantial savings potentially created by replacing higher priced East Texas and other crude with Midland sourced crudes 1Q13 Crude Source 1Q13 Production 52,604 bpd 58,990 bpd Tyler Refinery Improved Access to WTI Based Crude Supply in April 2013 Tyler Refinery Crude Slate Pricing Change B ar re ls p e r D ay Crude Throughput Total Production 56,028 56,426 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2011 2012 32,407 33,045 22,521 21,883 4,769 4,257 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 Gasoline Diesel Petro/Other

$0 $25 $50 $75 $100 $125 $150 $175 $5 $10 $15 $20 $25 Improved Pipeline Access at Tyler Potential Annual Savings from Improved Pipeline Access (1) 9 (1) 17,000 bpd equates to 6,205,000 barrels per year for annual savings. (2) Current crude differential is based on Argus data month to date as of May 28, 2013.; East TX = WTI Cushing + 60% of LLS WTI Cushing differential. Improved pipeline access in April increased Midland sourced barrels by 17,000 at Tyler refinery Substantial Savings Created ) 86% of crude supplied from Midland; remaining expected to price near WTI Creates a Midland based Crude Slate A n n u al C o st R ed u ct io n ($mm) Current: ~$37mm East Texas vs. Midland Spread ($/bbl) $/bbl Annualized Savings Current $5.95 (2) $37 mm 2012 $14.59 $91mm

We Anticipate El Dorado’s Crude Slate Will Be Weighted Toward WTI-Linked Crude in 2Q 2013 Gasoline 48% Diesel 36% Asphalt 13% Other 3% Rail 21% Gulf 7% Inland/Local 72% El Dorado Refinery Overview 10  Inland PADD III refinery located in Southern Arkansas  80,000 bpd, 9.0 complexity (configured to run medium sour crude)  Supply flexibility that can source West Texas, locally produced, Gulf Coast and rail supplied crude  84% yield of gasoline and diesel in 1Q13  Associated gathering system positioned for Brown Dense development in Northern Louisiana and Southern Arkansas  Pipeline access will increase Midland crude throughput by 25,000 bpd at El Dorado 1Q13 Crude Source 1Q13 Production 63,908 bpd 67,024 bpd 10,000 35,000 18,000 18,000 52,000 27,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 Base Improved Pipeline Access WTI - Midland Local Other (incl. rail) El Dorado Refinery Crude Slate Change 73,796 65,375 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 33,231 33,411 26,726 27,163 14,820 6,897 4,666 3,901 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 Gasoline Diesel Asphalt Petro/Other Crude Throughput Total Production

$0 $100 $200 $300 $5 $10 $15 $20 $25 Improved Crude Access at El Dorado Potential Annual Savings from Improved Pipeline Access (1) 11 (1) 25,000 bpd equates to 9,125,000 barrels per year for annual savings potential calculation. (2) Current crude differential is based on Argus data month to date as of May 28, 2013. Gulf Coast price is the average of Bonito, Eugene Island and Mars for respective periods. (3) Second rack online in May 2013 will add additional 4,500 bpd heavy crude capacity. Heavy Crude capability will have the option of up to 12,000 bpd of heavy crude or up to 25,000 bpd of light crude. 20,000 bpd light crude capacity via third party rail facility adjacent to the El Dorado refinery. Replace Gulf Coast crudes that price above WTI with lower priced WTI crudes Substantial Savings Created ) Pipeline access increased WTI-linked barrels by 25,000 bpd by June 2013 (+10k May; +15k Jun) Supplying More WTI-Linked Barrels Gulf Coast vs. WTS Midland Spread ($/bbl) A n n u al C o st R e d u ctio n ($mm) Current: ~$61mm $/BBL Annualized Savings Current $6.69 (2) $61 mm 2012 $19.71 $180mm ) Rail capabilities improved access to advantaged crudes (Bakken, Eagle Ford, Canada, Cushing) Improved Crude Rail Capacity 1,282 11,627 17,200 12,800 20,000 3,600 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 Actual Delivered Unloading Capability Light Capability (3) Heavy Capability (3) 18,000 18,000 20,000 Rail Unloading Capability Improves Input Flexibility (BPD) 12,000 7,500 Heavy 20,000 light

Significant Organic Growth / Margin Enhancement Opportunities

- Completed low-cost, high-return capital projects at El Dorado and Tyler
  - Additional quick-hit capital projects identified

	SCOPE	COST	BENEFIT [(1)]	TIMING
El Dorado: **LSR/Sat Gas Project (LSR)**	▪ Improve liquid recovery of Butane & Propane at El Dorado	$14.5 million	$15-18 million	Complete
Tyler: **Vacuum Tower Bottoms Project (VTB)**	▪ Convert El Dorado asphalt to light product via Coker at Tyler	$5.7 million	$10 million	Complete
El Dorado: **DHT Revamp – Phases I & II**	▪ Increase ULSD production from 30,000 bpd to 34,000 bpd	$3.0 million	$8 million	Phase 1: 2Q13 Phase 2: 2014
El Dorado: **Replace Alky Refrigeration Compressor**	▪ Further optimize FCC unit and increase gasoline production	$3.5 million	$4 million	2Q 2013
El Dorado & Tyler: **FCC Reactor Revamp**	▪ Replace FCC Reactor and Catalyst Stripper with state-of-the-art technology to increase unit conversion; FCC Reactors have been purchased and are in storage	$18.0 million	$30 million	2014 (Turnaround)
El Dorado: **Crude Pre-flash Tower**	▪ Debottleneck crude pre-flush tower to increase ability to process lighter crudes	TBD	TBD	Planning
El Dorado: **Isomerization Unit (ISOM)**	▪ Increase ISOM capacity from 7,500 bps to 9,500 bpd			Planning

(1) Subject to market pricing economics. Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization.

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Logistics and Retail Operational Update

Delek Logistics Partners, LP Overview (NYSE: DKL)

DKL Asset Overview

- ~400 miles of crude and product transportation pipelines, including the 185 mile crude oil pipeline from Longview to Nederland, TX
- 600 mile crude oil gathering system
- Storage facilities with 1.7 million barrels of crude oil active shell capacity supporting Delek US' El Dorado and Tyler refineries
- Wholesale and marketing business in Texas
- Five light product terminals:
  - Texas: Abilene, Big Sandy, San Angelo
  - Tennessee: Nashville and Memphis



Nashville
Knoxville
Brentwood
Memphis
Little Rock
SALA GATHERING SYSTEM
El Dorado
Magnolia
AR
LA
Shreveport
Monroe
Abilene
Fort Worth
Dallas
Tyler
San Angelo
Waco
EAST TEXAS CRUDE LOGISTICS SYSTEM AND BIG SANDY TERMINAL
Big Sandy
Longview
Tyler
Kilgore
Henderson
New Orleans
Beaumont
DELEK LOGISTICS (DKL)
Product Terminal
Product Tank Farm
Product Pipeline
Corporate Headquarters
Crude Tank Farm
Crude Pipeline
THIRD-PARTY ASSETS
Enterprise Pipeline (Product)
Delek US Refinery

Several Visible Pathways to Growth

Dropdowns

- ROFO on two terminals and four million barrels of storage capacity
- Other logistics assets under construction:
  - 300,000 bbl Tyler crude oil tank
  - 25,000 bpd Lion rail project at El Dorado refinery
- $25-30 million estimated EBITDA from drop downs
  - First drop expected in 2H 2013
  - Expected to be completed within 18-24 months

Organic

- Paline Pipeline fee increase in 2013, plus ability to re-contract at higher market-based rate after 2014
- Increasing Brown Dense / Arkansas production, driving growth in gathering system
- Asset optimization and expansion

Acquisitions

- Ability to partner with Delek US to make acquisitions
- Low consolidated cost-of-capital
- Future drop-downs from Delek US acquisitions or construction projects

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 Midstream MLP with long-term contracts providing stable, growing cash flow  Supports Delek US’ profitable and strategically located inland refining system  Unlocks value of marketing and logistics assets  Strategic vehicle for growth  Visible asset dropdown opportunities  Partner for future acquisitions and organic growth projects  Reduces consolidated cost-of-capital 25% 50% 75% 100% 125% 150% 175% 11/1/2012 12/21/2012 2/9/2013 3/31/2013 5/20/2013 DKL Alerian MLP Index DKL: Strong Performance & Value Creation Since IPO Performance Since IPO 15 (1) Current yield reflects NTM anticipated distribution of $1.54 per unit; as of May 29, 2013. (2) Per company filings. (3) Effective June 2013, 1.4% of the general partner will be owned by three members of senior management of Delek. The remainder will be indirectly held by Delek +65.6% +12.7% A Powerful Strategic Partner DKL Value Accrues to Delek US Shareholders IPO Date: November 2, 2012 IPO Price: $21.00 per unit Current Yield (1): 4.43% Current Price (1): $34.77 per unit LP Equity Value (1): $835.1 million DK Ownership of DKL (2): 60.4% LP interest; 2% GP interest & IDRs

946 990 1,039 1,082 249 264 2009 2010 2011 2012 1Q12 1Q13 $840 $897 $951 $1,011 $236 $230 2009 2010 2011 2012 1Q12 1Q13 Strong Retail Presence 16 Expanding Market Footprint in Markets Capable of Being Supplied by El Dorado Fuel Gallons Sold Per Store (000’s) Merchandise Sales Per Store ($000’s) Tennessee 201 locations Virginia 8 locations Kentucky and Mississippi 6 locations Arkansas 12 locations Tyler Georgia 58 locations El Dorado Red border indicates region for future growth Alabama 88 locations  Markets gasoline, diesel and merchandise through a network of retail fuel and convenience stores throughout the southeastern U.S.  Operates 373 stores throughout seven states  Currently undergoing multi-year store enhancement initiative  50% of stores re-imaged or newly constructed  Targeting 8-10 new large-format stores in 2013

Financial Update

Strong Financial Performance & Delivering Value to Shareholders

Financial Highlights

- Record profitability in 2011 and 2012 driven by growth in the refining segment; Strong 1Q13 performance
- Strong cash flow generated from operations and Delek Logistics IPO in 2012
  - Last 12 month Free cash flow of $360 million (3)
  - Reduced net debt by $448 million y/y in first quarter
- Returning excess cash to shareholders
  - Share repurchase program $75 million; repurchased $38 million 1Q 2013
  - Increased regular quarterly dividend in May 2013 to $0.15 from $0.10
  - Declared $0.20 of regular and special dividends per share in 1Q 2013

Historical Contribution Margin ($MM) (1)(2)



4-year 1Qtr CAGR: 41.6%
10-year 1Qtr CAGR: 33.4%
$164
$151
$130
$445
$717
$131
$189
2008
2009
2010
2011
LTM 1Q13
1Q12
1Q13

Year-End Cash Balance ($MM)



$15
$68
$49
$226
$602
$593
2008
2009
2010
2011
2012
3/31/13

Leverage Profile ($MM)



Net Debt / (Net Cash)
Total Debt
$286
$317
$296
$433
$362
$351
$271
$249
$247
$207
($240)
($242)
2008
2009
2010
2011
2012
3/31/13

Dividends Declared ($ / share)



$0.15
$0.15
$0.15
$0.33
$0.6025
$0.13
$0.20
$0.15
$0.15
$0.15
$0.18
$0.15
$0.39
$0.2125
$0.09
$0.04
$0.10
$0.10
2008
2009
2010
2011
2012
1Q12
1Q13
Special
Total

(1) Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization.
(2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011.
(3) Free cash flow reconciliation available in appendix.

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Going Forward

Significant Organic Growth / Margin Enhancement Opportunities

- We anticipate continued growth in our business in 2013 and beyond
- Projects with total benefit of approximately $170 million, based on current market conditions as of May 2013, underway or identified

MARGIN IMPROVEMENT	BENEFIT (1)	TIMING
▪ Last 12 Month DK Contribution Margin	$717 million	In Place
▪ Tyler Crude Slate	$37 million	April
▪ El Dorado Crude Slate	$61 million	May/June
▪ Quick Hit Refinery Projects	~$40 million	2013 – 2014
▪ FCC Reactors Revamp – Tyler and El Dorado	$30 million	2014
▪ Pre Flash Tower/Isomerization – El Dorado	TBD	2014

DKL GROWTH	BENEFIT (2)	TIMING
▪ Drop Downs from DK	$25 – 30 million	2013 - 2015
▪ Paline Pipeline Recontracting	TBD	2015

(1) Benefit reflects annualized impact on contribution margin and is subject to market pricing economics. Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization. Based on market conditions month to date May 28, 2013. Changes in crude oil price differentials affect crude slate margin improvement economics month to month.

(2) Benefit reflects annualized impact on EBITDA and is subject to market pricing economics.

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21 Large, Complementary Logistics, Marketing and Retail Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

Appendix Additional Data

$42.3 $36.0 $65.9 $94.0 $14.5 $45.0 $66.1 $64.2 2010A 2011A 2012A 2013E Refining Retail, Logistics, Marketing and Other Historical and Projected Capital Spending 23 $56.8mm $81.0mm $132.0mm $158.2mm Source: Company filings.

Non-GAAP Reconciliation 24 Source: Company 10-K filings. ($ in millions) 2008 2009 2010 2011 2012 LTM 1Q13 1Q12 1Q13 Net sales $4,723.7 $2,666.7 $3,755.6 $7,198.2 $8,726.7 $8,881.0 $2,170.4 $2,324.7 Cost of goods sold 4,308.1 2,394.1 3,412.9 6,429.9 7,704.4 7,786.4 1,955.0 2,037.0 Operating expenses 240.8 219.0 229.5 320.9 363.3 377.6 84.4 98.7 Impairment of goodwill 11.2 7.0 0.0 2.2 0.0 0.0 0.0 0.0 Insurance proceeds - business interruption 0.0 (64.1) (12.8) 0.0 0.0 0.0 0.0 0.0 Property damage proceeds, net 0.0 (40.3) (4.0) 0.0 0.0 0.0 0.0 0.0 Contribution margin $163.6 $151.0 $130.0 $445.2 $659.0 $717.0 $131.0 $189.0 Year Ended 12/31 Quarter Ended 3/31 Delek US Contribution Margin Reconciliation ($ i millions) 2008 2009 2010 2011 2012 LTM 1Q13 1Q12 1Q13 Net cash provided by operating activities $0.0 $0.0 $0.0 $0.0 $462.9 $498.8 $45.6 $81.5 Purchase of property, plant and equipment 0.0 0.0 0.0 0.0 132.0 139.3 20.7 28.0 Free cash flow $0.0 $0.0 $0.0 $0.0 $330.9 $359.5 $24.9 $53.5 Delek US Free Cash Flow Reconciliation Year Ended 12/31 Quarter Ended 3/31

Delek Logistics Partners, LP Summary Organization Structure 25 37.6% common limited partner interest 100% ownership interest (1) 2.0% general partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL (the Partnership) 100% ownership interest Public Unitholders Operating Subsidiaries 11.4% common limited partner interest Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc NYSE: DK 49.0% subordinated limited partner interest (1) Effective June 2013, 1.4% of the general partner will be owned by three members of senior management of Delek. The remainder will be indirectly held by Delek

Investor Relations Contact: Assi Ginzburg Keith Johnson Chief Financial Officer Vice President of Investor Relations 615-224-1158 615-435-1366